Exhibit 10.1

NATURAL ENERGY LABORATORY OF HAWAII AUTHORITY

CELLANA LLC

SUPPLEMENTAL AGREEMENT NO. 1

TO MODIFY SUBLEASE NO. K-26

DATED January 3rd, 2008

THIS SUPPLEMENTAL AGREEMENT NO. 1, made and entered into as of      day of                2018, but effective as of October 1st, 2018, by and between the NATURAL ENERGY LABORATORY OF HAWAII AUTHORITY, STATE OF HAWAII, hereinafter referred to as “Sublessor,” and CELLANA LLC, a limited liability company, under the laws of Delaware, whose business and post office address is 73-4460 Queen Kaahumanu Hwy, #127, Kailua-Kona, HI 96740, hereinafter referred to as “Sublessee”;

W I T N E S S E T H:

WHEREAS, the Sublessee currently subleases from the Sublessor certain leased land pursuant to SUBLEASE K-26 dated January 3rd, 2008, between the NATURAL ENERGY LABORATORY OF HAWAII AUTHORITY, a body corporate and politic and an instrumentality and agency of the State of Hawaii organized pursuant to Hawaii Revised Statutes, Chapter 227D, as amended, hereinafter referred to as the “Sublessor”, and whose business and post office address is 73-4460 Queen Kaahumanu Hwy., #101, Kailua-Kona, Hawaii 96740 and CELLANA LLC, a Delaware company, covering 6.216 acres of land at Kalaoa 1st, North Kona, Island of Hawaii County and State of Hawaii, dated January 3rd, 2008 (“Primary Agreement”);

WHEREAS, the parties hereto now desire to modify sections of the Primary Agreement to reflect the assignment of Sublease No. K-26 from “CELLANA LLC” to “Cyanotech Corporation”;

WHEREAS, the parties hereto also desire to modify sections of the Primary Agreement to reflect the change from energy use to productive use;

NOW, THEREFORE, IT IS MUTUALLY UNDERSTOOD AND AGREED that the Primary Agreement is hereby modified, amended and changed to replace the name “CELLANA LLC” with the name “Cyanotech Corporation” wherever the name appears in the Primary Agreement.

It is further agreed that the sublease paragraph 1.a. of the Primary Agreement as modified is hereby further modified, amended and changed by deleting the words enclosed in brackets, and adding the words in underlined boldface text to read as follows:

“1.         Rental fees

In consideration of the property and services provided by the Sublessor, Sublessee agrees to pay Sublessor:

a)	Fixed rental fee

A monthly fixed rental fee, calculated at [ONE THOUSAND FIVE HUNDRED DOLLARS AND 00/100 ($1,500.00)] FIVE HUNDRED DOLLARS AND 00/100 ($500.00) per acre per month for improved/unimproved lands, payable in advance, without notice or demand, on the first day of each and every month. The fixed rental fee shall be based upon the entire area of the parcel, gross acreage of 6.216 acres, as shown on the survey map attached hereto as Exhibit “C”. Based upon the gross acreage of 6.216 acres as shown on Exhibit “C,” Sublessee shall pay a total monthly fixed fee of [NINE THOUSAND THREE HUNDRED TWENTY FOUR DOLLARS AND 00/100 ($9,324.00)] THREE THOUSAND ONE HUNDRED EIGHT DOLLARS AND 00/100 ($3,108.00).”

It is further agreed that Exhibit “A” shall be replaced with Exhibit A-1. The leased land shall be utilized only for the purposes specified in the project proposal attached hereto as Exhibit “A-1”.

IT IS FURTHER UNDERSTOOD AND AGREED that this Supplemental Agreement No. 1 is supplemental to the Primary Agreement and all terms, conditions and provisions thereof, unless specifically modified, amended, or changed herein remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement No. 1 effective the date indicated above

NATURAL ENERGY LABORATORY OF HAWAII AUTHORITY

By __________________________________

Gregory P. Barbour

Its Executive Director

Date ________________________________

CELLANA LLC

A Delaware Limited Liability Company

By   /s/ Martin A. Sabarsky

Martin A. Sabarsky

Chief Executive Officer of Cellana Inc., a

Delaware Corporation and Sole Member of

Cellana LLC

Date       11/24/18

CYANOTECH CORPORATION

By    /s/ Mawae Morton

Mawae Morton

Its Chief Executive Officer

Date

APPROVED AS TO FORM

By

Deputy Attorney General

Date